UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Two World Financial Center, Building B
New York, NY 10281

Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, NY 10281

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2012

Date of reporting period:	October 31, 2012

ITEM 1.  REPORT TO SHAREHOLDERS

KOREA EQUITY FUND, INC.

December 20, 2012

To Our Shareholders:

We present the Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2012.

The Net Asset Value per share (“NAV”) of the Fund decreased by 1.3% and the closing market price of the Fund (on the New York Stock Exchange) decreased by 1.3% for the fiscal year after giving effect for the reinvestment of income dividends and long-term distributions.  The closing market price of the Fund on October 31, 2012 was $9.65, representing a discount of 9.3% to the NAV of $10.64.  The net assets of the Fund totaled $103,614,776 on October 31, 2012.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,909.03 to 1,912.06 or 0.2%, in local currency terms, for the fiscal year.  Including the South Korean Won (“Won”) appreciation of 2.0% during the fiscal year, this represented a total increase of 2.2% in United States (“U.S.”) dollar terms.  The Fund’s NAV underperformed the KOSPI, in U.S. dollar terms, by 3.5 percentage points during the fiscal year.

For the quarter ended October 31, 2012, the KOSPI increased from 1,881.99 to 1,912.06, or 1.6% in local currency terms.  Including the Won appreciation of 3.6% for the quarter, this represented a total increase of 5.2% in U.S. dollar terms.  The NAV of the Fund increased by 7.0% and outperformed the KOSPI, in U.S. dollar terms, by 1.8%.  The Fund’s share price increased by 8.6% during the quarter.

South Korean Economy

The Bank of Korea reduced its growth forecast for South Korea’s gross domestic product (“GDP”) from 3.7% in December 2011 to 2.4% in October 2012.  Real GDP recorded a growth rate of 1.6% year-over-year (“yoy”) in the third quarter of 2012.  Real GDP declined by 0.7% quarter-over-quarter (“qoq”) in the third quarter of 2012 in comparison to a decline of 0.5% qoq in the second quarter of 2012.  Weak GDP growth was mainly attributed to declines in construction of 1.8% and manufacturing of 1.3%.  Korean export growth increased 1.2% yoy in October 2012 after posting a decline in the third quarter of 2012.  Demand from developed countries remained weak, with exports to the U.S. declining 3.5% yoy.  Meanwhile, exports to Southeast Asia and China increased 21.1% and 5.7% yoy, respectively.  Exports of information technology and petroleum products increased 18.6% and 27.7% yoy, respectively, while ship-building and iron/steel exports declined 29.7% and 10.7% yoy, respectively.

Consumer Price Index headline inflation decreased from 4.2% in November 2011 to 2.1% in October 2012.  The decrease was mainly attributed to a decline in transportation costs of 0.7% month-over-month (“mom”) and a decline in the prices of housing, water, electricity, gas and other fuels of 0.6% mom.  The Monetary Policy Committee of the Bank of Korea cut its policy rate to 3.00% in September 2012 and then to 2.75% in October 2012.  Consumer confidence declined from 103 in November 2011 to 99 in November 2012.  The jobless rate has declined to 3.0%.

South Korean Stock Market

During the year, the KOSPI increased from 1,909.03 to 1,912.06.  Consumer Electronics sector stocks, such as Samsung Electronics Co., Ltd., continued to outperform due to positive earnings generated from solid smart phone sales.  The Food and Beverage sector outperformed given stable earnings momentum from sales growth in China.  Hotel and Casino sector stocks, such as Hotel Shilla Co., Ltd. and Paradise Co., Ltd., performed well from solid growth of inbound visitors from China.  During the second half of 2012, utility sector stocks experienced gains from improved earnings expectations given tariff hikes and lower raw material costs.

On the other hand, auto equipment manufacturers and auto parts suppliers underperformed given concerns of a slowdown in sales and profit growth due to labor strikes, recovery of competitors, and currency appreciation.  Chemicals and iron/steel stocks lagged behind the market given weak demand in China amid ongoing macroeconomic uncertainty.  Domestic retailers also underperformed because of weak same store sales growth.  Construction and shipbuilding stocks lagged behind mainly due to concerns about a slowdown of orders momentum and weak profitability.  Banks fell behind given concerns over weak domestic economic data and the slowdown of loan growth.  Insurers underperformed during the year based on concerns about cuts to auto insurance premiums.

Portfolio Management Activity

Within the Consumer Electronics sector, the Fund disposed of its position in CrucialTec Co., Ltd. due to weaker-than-expected results.  The main clients of CrucialTec Co., Ltd., Research in Motion and Nokia, are struggling and the Fund does not see a turnaround in their respective businesses yet.  The Fund added SK Hynix Inc. to the Consumer Electronics sector as the Fund expects the memory market to turnaround in the long-term considering tight supply.  Within the Information and Software sector, the Fund added positions in NCsoft Corporation due to its strong pipeline of game launches and good earnings visibility.

The Fund added CJ Cheiljedang Corporation given its leadership in the biotech business and its continued success in China.  The Fund added Samsung Card Co., Ltd. because the Fund expects its net interest margin, credit cost and expense ratio to recover over the next several quarters.  The Fund added Hanjin Shipping Co., Ltd. to the portfolio, as the Fund believes it may benefit from rising freight rates as shippers continue their disciplined approach to idling spare capacity.  The Fund added Cheil Worldwide Inc. as it may benefit from its partnership in the global marketing efforts of Samsung Electronics Co., Ltd.  The Fund added Hyundai Glovis Co., Ltd. since the Fund believes the company could be a beneficiary of Hyundai Motor Group’s sales growth.  The Fund added iMarket Korea Inc. given the company’s high visibility of new orders from Samsung Group affiliates.

The Fund disposed of its position in LG Chem Ltd. after weaker-than-expected quarterly earnings.  Its petrochemical division remains challenged due to weak demand from China.  The Fund disposed of its position in Korea Aerospace Industries Ltd. due to poor valuations and uncertainty over a potential change in the controlling shareholder.  The Fund sold its position in Himart Co., Ltd. after its outperformance during the review period as valuations were at a premium to other retailers.  The Fund sold its position in Mando Corp. during the year due to uncertainty over its earnings execution.  The Fund disposed of its position in Lotte Shopping Co., Ltd. due to weak domestic consumption sentiment.

The Fund reduced its position in KT&G Corporation due to the absence of a positive catalyst and a lackluster earnings growth profile.  The Fund sold part of its holding in S.M. Entertainment Co., Ltd. in order to take profits considering the stock’s recent rally.

The Fund participated in three initial public offerings (“IPO”).  Wonik Materials Company Ltd. surged after its IPO and the Fund disposed of it to lock in the associated gains.  The Fund continued to hold Huvis Corporation as it outperformed after the second quarter on the back of stable earnings.

Investment Strategy

The Fund sees the recent economic indicators are presenting slightly more positive signals even though the global economic climate still remains uncertain.  The world’s major central banks recently implemented another round of quantitative easing in an effort to boost declining economic growth.  Actions taken by the European Central Bank to provide liquidity in return for credible government spending cuts is considered both necessary and positive for the region’s economies.  On a more positive note, global monetary conditions remain accommodative and equity valuations, both globally and within the Asia Pacific region, appear affordable.  Perhaps most importantly, there are tentative signs that the Chinese economy might have bottomed out, after several economic statistics for September and October 2012 revealed positive surprises.

The Fund still maintains a positive view on the Korean equity market.  Although the growth momentum is slowing down, Korean exporters are still outperforming their peers and have been able to maintain stable earnings growth due to their strong competitiveness.  The Fund believes this trend will continue as Korean manufacturers are improving their brand value and expanding market share.  The Fund still favors technology stocks given their solid earnings and strong market position.  The Fund maintains its positive view on automobile and automobile part stocks based on earnings recovery expectations along with stable top-line growth even though currency appreciation could become a concern.  The Fund still favors hotel and casino stocks given the increasing number of Chinese visitors.  On the other hand, the Fund remains cautious regarding domestic consumers, given the high levels of household debt and weak consumer sentiment.  The Fund is cautious about the financial sector.  The Fund prefers non-life insurers to other names due to their stable revenue growth.  The Fund will continue to maintain the underweight position in petrochemical sectors until there is a clear sign of demand recovery.

The Fund will continue to maintain an overweight position in the technology sector as it continues to outperform and remains highly competitive in the global market.  The Fund believes quality stocks in the sector, such as Samsung Electronics Co., Ltd., will deliver solid earnings and expand market share.  SK Hynix Inc. is expected to show earnings recovery given the improving environment of the memory market.  The Fund is positive about online game companies due to their solid pipeline of new games.  The Fund will maintain overweight positions in these sectors as earnings visibility would be much higher than other sectors in such an environment.

The Fund has a neutral outlook for the financial sector due to a structural slowdown in earnings growth and possible regulatory pressure.  Although loan growth and net interest margins continue to come under pressure, the Fund will track some banking stocks given their attractive valuations and the possibility of an earnings turnaround next year aided by acquisitions.

The Fund favors automobile stocks and maintains a positive view of Korean automobile equipment makers backed by good sales momentum, high earnings visibility and attractive valuation.  However, the Fund will cautiously monitor their earnings and currency movement.  The Fund prefers automobile part manufacturers such as Hyundai Mobis given the earnings recovery expectations along with stable top-line growth.

The Fund is cautious about the industrial sector given the concerns on slowdown of overseas orders and tightening of margins.  This trend may continue for the time being given the uncertain global economy and increasing competition from the Middle East.  The Fund recognizes the shipbuilding industry faces difficulties in terms of margin pressure and orders cancellation.  However, the Fund believes Korean companies have demonstrated good track records for the past decade.  Hence, the Fund will continue to hold companies who maintain their high competitiveness and strong market position.  The Fund will closely monitor market conditions and increase positions when there is a recovery.

We appreciate your continuing support of your Fund.

Sincerely,

Masashi Terachi
President

DISCLOSURES

Sources:  Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.

The NAV price is adjusted for reinvestment of income dividends and capital gain distributions.  The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions.  The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice.  It should not be considered investment advice.  Statements concerning financial market trends are based on current market conditions, which will fluctuate.  There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate.  This report is for informational purposes only.  Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged.  You cannot invest directly into an index.

SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.  Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC0330.

FUND CERTIFICATION

In September 2012, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE

Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.  The Internet web address is www.nomura.com.  We invite you to view the Internet website.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—OCTOBER 31, 2012 (Unaudited)

KEY STATISTICS
Net Assets	$103,614,776
Net Asset Value per Share	$10.64
Closing NYSE Market Price	$9.65
Percentage Decrease in Net Asset Value per Share*†	(1.3%)
Percentage Decrease in NYSE Market Price*†	(1.3%)

MARKET INDEX	SOUTH
Percentage Increase in Market Index*	KOREAN WON	U.S.$
Korea Composite Stock Price Index*	0.2%	2.2%
*From November 1, 2011 through October 31, 2012
†Reflects the percentage change in share price adjusted for reinvestment of income dividends and long term distributions

ASSET ALLOCATION
South Korean Equity Securities	97.7%
Foreign Currency	3.7%
Liabilities Less Other Assets, Net	(1.4%)
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Consumer Electronics	23.1	Wholesale	6.0
Services	18.4	Transportation	5.5
Miscellaneous Manufacturing	14.8	Banking and Financial Services	4.1
Automotive Equipment and Parts	13.5	Chemicals and Pharmaceuticals	2.1
Insurance	8.6	Information and Software	1.6

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Issuer	Market Value	% of Net Assets
Samsung Electronics Co., Ltd	$20,663,158	19.9
Hyundai Mobis	11,741,019	11.3
Korea Zinc Co., Ltd.	5,133,697	5.0
Dongbu Insurance Co., Ltd.	4,912,489	4.7
Samsung Engineering Co., Ltd.	4,257,870	4.1
Samsung Fire & Marine Insurance Co., Ltd.	4,005,799	3.9
CJ CheilJedang Corporation	3,501,410	3.4
SK Hynix Inc.	3,271,650	3.2
Paradise Co., Ltd.	3,196,683	3.1
iMarketKorea Inc.	2,882,422	2.8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Directors of
Korea Equity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Korea Equity Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 20, 2012

See notes to financial statement.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*

OCTOBER 31, 2012

	Shares	Cost	Market Value	% of Net Assets
KOREAN EQUITY SECURITIES

Automotive Equipment and Parts
Hyundai Mobis	46,059	$6,891,772	$11,741,019	11.3
Automotive service components
Hyundai Motor Company	11,519	1,087,391	2,371,251	2.2
Passenger cars, trucks, autoparts, and commercial vehicles
Total Automotive Equipment and Parts		7,979,163	14,112,270	13.5

Banking and Financial Services
KB Financial Group Inc.	60,720	2,104,745	2,065,628	1.9
Commercial banking services
Samsung Card Co., Ltd.	58,330	1,972,446	2,257,100	2.2
Credit card services
Total Banking and Financial Services		4,077,191	4,322,728	4.1

Chemicals and Pharmaceuticals
Celltrion, Inc.	61,105	1,546,868	1,504,414	1.5
Biopharmaceutical products
Green Cross Corporation	4,104	450,063	594,581	0.6
Manufactures household medical drugs
Total Chemicals and Pharmaceuticals		1,996,931	2,098,995	2.1

Consumer Electronics
Samsung Electronics Co., Ltd.	17,202	10,337,095	20,663,158	19.9
Consumer electronics, computers, and telecommunications
SK Hynix Inc.†	143,580	2,923,268	3,271,650	3.2
Semiconductors
Total Consumer Electronics		13,260,363	23,934,808	23.1

Information and Software
NCsoft Corporation	8,529	1,746,547	1,634,522	1.6
Online gaming
Total Information and software		1,746,547	1,634,522	1.6

See notes to financial statement.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* - (Continued)

OCTOBER 31, 2012

	Shares	Cost	Market Value	% of Net Assets
Insurance
Dongbu Insurance Co., Ltd.	108,340	$3,869,860	$4,912,489	4.7
Non-life insurance
Samsung Fire & Marine Insurance Co., Ltd.	18,317	3,361,736	4,005,799	3.9
Non-life insurance
Total Insurance		7,231,596	8,918,288	8.6

Miscellaneous Manufacturing
CJ CheilJedang Corporation	11,149	3,149,332	3,501,410	3.4
Food and life science business
Finetec Corporation†	151,605	675,691	1,062,070	1.0
Superconducting materials
GemVax & KAEL Co., Ltd.†	5,220	204,383	177,339	0.2
Chemical filters and gas scrubbers
Genic Co., Ltd.†	10,113	494,629	549,897	0.5
Health and beauty products
Huvis Corporation†	114,270	1,143,790	1,325,468	1.2
Textile products and services
Korea Zinc Co., Ltd.	12,497	3,331,973	5,133,697	5.0
Non-ferrous metals
KT&G Corporation	20,854	1,490,809	1,589,047	1.5
Tobacco
Lock&Lock Co., Ltd.	107,150	2,370,034	2,038,716	2.0
Plastic food storage
Total Miscellaneous Manufacturing		12,860,641	15,377,644	14.8

Services
Cheil Worldwide Inc.	60,210	1,017,156	1,159,403	1.1
Marketing communications
CJ CGV Co., Ltd.	45,960	1,140,065	1,424,437	1.4
Movie theaters
Grand Korea Leisure Co., Ltd.	61,950	1,040,540	1,743,918	1.7
Casino hotels
Hotel Shilla Co., Ltd.	34,861	806,907	1,470,429	1.4
Hotels
CJ Hellovision	91,170	1,342,103	1,337,576	1.3
Cable television operator

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS* - (Continued)

OCTOBER 31, 2012

	Shares	Cost	Market Value	% of Net Assets
iMarketKorea Inc.	121,370	$2,837,382	$2,882,422	2.8
Maintenance, repair, and operations procurement services
Kolao Holdings	38,330	565,159	685,362	0.7
Retails cars and provides repairs and maintenance
Paradise Co., Ltd.	191,025	1,237,681	3,196,683	3.1
Casinos, spas, and hotels
Samsung Engineering Co., Ltd.	32,586	3,389,653	4,257,870	4.1
Engineering and construction
S.M. Entertainment Co., Ltd.†	11,596	458,269	657,118	0.6
Entertainment services
YG Entertainment Inc.†	3,518	193,729	238,712	0.2
Music business
Total Services		14,028,644	19,053,930	18.4

Transportation
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	95,000	2,111,049	2,038,384	2.0
Shipbuilding
Hanjin Shipping Co., Ltd.†	178,290	2,133,204	1,986,322	1.9
Marine transportation
Hyundai Glovis Co., Ltd.	8,182	1,509,849	1,703,067	1.6
Domestic and international logistic services
Total Transportation		5,754,102	5,727,773	5.5

Wholesale
Daewoo International Corp	15,490	464,451	595,130	0.6
Importing, exporting, and trading activities
Fila Korea Ltd.	19,405	1,355,783	1,094,297	1.1
Textile and apparel
GS Retail Company Ltd.	19,490	399,721	570,097	0.6
Owns and operates various stores and online retail businesses
Hyundai Greenfood Co., Ltd.	146,780	2,296,815	2,436,082	2.4
Wholesale and distribution of food
Samsung C&T Corporation	23,980	1,176,570	1,303,918	1.3
Import/export
Total Wholesale		5,693,340	5,999,524	6.0
TOTAL SOUTH KOREAN EQUITY SECURITIES		$74,628,518	$101,180,482	97.7

See notes to financial statement.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS*—(Continued)

OCTOBER 31, 2012

	Cost	Market Value	% of Net Assets
INVESTMENT IN FOREIGN CURRENCY
South Korea Won	$3,831,898	$3,884,166	3.7
Non-interest bearing account
TOTAL INVESTMENT IN FOREIGN CURRENCY	3,831,898	3,884,166	3.7
TOTAL INVESTMENTS	$78,460,416	$105,064,648	101.4
LIABILITIES LESS OTHER ASSETS, NET		(1,449,872)	(1.4)
NET ASSETS		$103,614,776	100.0

*The description following each investment is unaudited and not covered by the Report of Independent Registered Public Accounting Firm.

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of October 31, 2012.

South Korean Won	KRW	1,090.57 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2012

ASSETS:
Investments in securities, at market value (cost—$74,628,518)	$101,180,482
Investment in foreign currency, at market value (cost - $3,831,898)	3,884,166
Prepaid expenses	4,173
Cash and cash equivalents	126,095
Total Assets	105,194,916

LIABILITIES:
Payable for investment purchased	1,350,952
Accrued management fee	76,038
Accrued directors’ fee and expenses	8,176
Other accrued expenses	144,974
Total Liabilities	1,580,140

NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	69,161,083
Accumulated net realized gain on investments and foreign currency transactions	7,311,377
Net unrealized appreciation on investments and foreign currency transactions	26,595,384
Accumulated net investment loss	(427,130)
Net Assets	$103,614,776
Net asset value per share	$10.64

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2012

INCOME:
Dividend income (less $188,379 of withholding taxes)	$953,313
Interest income	164
Total Income		$953,477

EXPENSES:
Management fee	885,088
Legal fees	491,420
Directors’ fees and expenses	132,480
Custodian fees	117,260
Auditing and tax reporting fees	96,990
Shareholder reports	63,880
Annual meeting expenses	37,260
Transfer agency fees	34,570
Registration fees	25,810
Miscellaneous fees	11,135
Total Expenses		1,895,893
INVESTMENT LOSS—NET		(942,416)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments	7,725,945
Net realized gain on foreign currency transactions	169,363
Net realized gain on investments and foreign currency transactions	7,895,308
Net change in unrealized depreciation on investments	(5,841,305)
Net change in unrealized appreciation on foreign currency transactions and translation	1,441,099
Net realized and unrealized gain on investments and foreign currency transactions and translation	3,495,102
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,552,686

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31,
	2012	2011
FROM INVESTMENT ACTIVITIES:
Net investment loss	$(942,416)	$(1,474,323)
Net realized gain on investments	7,725,945	30,639,953
Net realized gain (loss) on foreign currency transactions	169,363	(114,736)
Change in net unrealized depreciation on investments and foreign currency transactions and translation	(4,400,206)	(15,584,667)
Increase in net assets derived from investment activities	2,552,686	13,466,227

FROM DISTRIBUTION TO SHAREHOLDERS:
Capital gain distribution	(27,124,980)	0
Decrease in net assets derived from distributions to shareholders	(27,124,980)	0

FROM CAPITAL SHARE TRANSACTIONS:
Net asset value of shares reinvested as part of capital gain distribution	18,172,147	0
Net asset value of shares distributed as part of tender offer	(11,180,076)	(28,297,607)
Increase (decrease) in net assets derived from capital share transactions	6,992,071	(28,297,607)

NET ASSETS:
Beginning of year	121,194,999	136,026,379
End of year (including accumulated net investment loss of $427,130 and $12,659, respectively)	$103,614,776	$121,194,999

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment management company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

In the opinion of management, all material adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation have been included.

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)           Valuation of Securities—Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)           Foreign Currency Transactions—Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rate and market values at the end of the year.  The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at October 31, 2012, and such changes are included in net change in unrealized appreciation of foreign currency transactions and translation on the statement of operations.  Net realized foreign exchange gains or losses include gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c)           Security Transactions, Investment Income, and Distributions to Shareholders—Security transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition—”temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended October 31, 2012, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)           Capital Account Reclassification—For the year ended October 31, 2012, the Fund’s accumulated net investment loss was decreased by $527,946, paid-in capital was decreased by $345,925, and the accumulated net realized gain on investments and foreign currency transactions was decreased by $182,021.  The adjustments were a result of the reclassification of foreign exchange losses, tax treatment of the realized gains/losses upon disposition of passive foreign investment company stock, and net operating loss.  These adjustments had no impact on net assets.

(e)           Income Taxes—A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 16.5% and 13.2%, respectively, and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

The Fund evaluates tax positions taken or expected to be taken in accordance with GAAP, to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.  As of and during the year ended October 31, 2012 as well as for the prior three tax years, the Fund did not have any liabilities for any uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.

(f)           Subscription for New Shares—As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.  The Fund normally subscribes to new share offerings by South Korean companies.

(g)           Use of Estimates in Financial Statement Preparation—The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(h)           Concentration of Risk—A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the United States.  In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i)           Indemnifications—Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on the Fund’s experience, the Fund expects the risk of loss to be remote.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.”  or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and effective July 24, 2001, the shareholders approved NAM retaining its wholly-owned subsidiaries, Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  Under the management agreement, the Fund incurred fees, to the Manager of $885,088 for the year ended October 31, 2012.  Under the Investment Advisory Agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $231,949 from the Manager, not the Fund, for the year ended October 31, 2012.  In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $51,544 and $231,948, respectively.  At October 31, 2012, the management fee payable to the Manager by the Fund was $76,038.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the year ended October 31, 2012.  The Fund pays each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended or $1,000 per telephone meeting attended, together with such Director’s actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  The Chairman of the Audit Committee, presently David B. Chemidlin, receives an additional annual fee of $1,000.  Such fees and expenses for unaffiliated Directors aggregated $132,480 for the year ended October 31, 2012.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the year ended October 31, 2012 were $80,104,627 and $100,646,501, respectively.

4.	Federal Income Taxes

As of October 31, 2012, net unrealized appreciation on investments for Federal income tax purposes was $23,822,321, consisting of $27,589,482 related to appreciated securities and $3,767,161 related to depreciated securities.  The aggregate cost of investments, at October 31, 2012, for federal income tax purposes was $77,358,161.

At October 31, 2012 the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments
and foreign currency transactions	$23,865,739
Undistributed long term capital gains	10,041,020
Qualified late year loss deferral	(427,128)
Total accumulated earnings	$33,479,631

The Fund paid a dividend distribution of $3.065 per share to shareholders of record as of November 30, 2011 on January 18, 2012.  The ex-dividend date was November 28, 2011.  The distribution is comprised of ordinary income of $0.46 per share ($4,070,960) and long-term capital gains of $2.605 per share ($23,054,020).  The dividend was paid in newly-issued shares of the Fund’s common stock.  Shareholders had the option to request that their dividend be paid in cash in lieu of common stock; however, the aggregate amount of cash distributions to all shareholders was limited to $8,951,244, which represented 33% of the aggregate dollar amount of the total distribution.  The 1,973,003 distributed shares of common stock were valued at $9.21 per share, which was the trade-weighted average trading price of the Fund’s common stock on the New York Stock Exchange during the three-business day period ended January 9, 2012.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

The tax character of distributions paid during the fiscal year ended October 31, 2012 consisted of ordinary income of $3,661,136 and net long-term capital gains of $23,463,844.  For Federal income tax purposes, there was no distribution for the fiscal year ended October 31, 2011.

5.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”) (“ASU 2011-04”).  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 requires reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy:  quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 requires reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  The adoption of ASU 2011-04 by the Fund did not have a material impact on the financial statements.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2012.
Level	Investments in Securities
Level 1
Equity Securities*	$ 101,180,482
Foreign Currency	3,884,166
Level 2	-0-
Level 3	-0-
Total	$105,064,648

*Please refer to the Schedule of Investments for break-down of the valuation by industry type.

During the year ended October 31, 2012, there were no transfers between Level 1 and Level 2.

During the year ended October 31, 2012, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.	Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010.  The Plan consisted of an open-market share repurchase program and a tender offer component.  The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010.  Between July 1, 2010 and August 13, 2010, the

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS - (Continued)

Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505.  The impact of the Plan resulted in less than a $.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock.  The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock.  On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended).  The tender offer expired on December 17, 2010, at which time the offer was oversubscribed.  The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010.  As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $.06 increase to the net asset value per share.

The Fund’s intention to conduct a second tender offer was announced on June 7, 2011.  This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011.  The stock did trade at the specific discount.  The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012.  The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

7.	Recent Accounting Pronouncements

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  These disclosures are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position.  They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received.  In addition ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of IFRS.  ASU 2011-11 requires entities to:  disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement.  ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.  At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each year:

	For the Year Ended October 31,
	2012		2011		2010		2009	2008
Net asset value, beginning of year	$13.69		$12.30		$9.76		$6.51	$16.42
Net investment income (loss)*	(0.10)		(0.16)		(0.07)		(0.02)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	0.10		1.49		2.61		3.28	(9.93)
Total from investment operations	0.00		1.33		2.54		3.26	(9.89)
Distributions:
Distributions from investment income, net	—		—		—		(0.01)	(0.02)
Distributions from capital gains	(3.07)		—		—		—	—
Total from distributions	(3.07)		—		—		(0.01)	(0.02)
Fund Share Transactions
Effect of Tender Offer**	0.02		0.06		—		—	—
Total Fund share transactions	0.02		0.06		—		—	—
Net asset value, end of year	$10.64		$13.69		$12.30		$9.76	$6.51
Market value, end of year	$9.65		$12.41		$11.25		$8.40	$5.54
Total investment return†	(1.8%	)	10.3%		33.9%		51.9%	(63.9% )
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$103,615		$121,195		$136,026		$109,460	$72,940
Operating expenses	1.81%	*	1.90%		1.81%		1.64%	1.36%
Net investment income (loss)	(0.90%	)*	(1.13%	)	(0.68%	)	(0.33% )	0.32%
Portfolio turnover	77%		75%		52%		57%	45%

†	Based on market value per share, adjusted for reinvestment of income dividends and capital distributions and capital share transactions. Total investment return does not reflect sales commissions.
*	Based on average shares outstanding.
**	Increase is due to Tender Offer (See Note 6)

TAX INFORMATION (UNAUDITED)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund’s fiscal year ended October 31, 2012 as to the federal tax status of distributions received by shareholders during such fiscal year.  Accordingly, the Fund designates $188,379 as foreign tax credit with the associated gross income of $1,141,692.

Shareholders should not use the above information to prepare their tax returns.  The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2013.

See notes to financial statements.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

The 2012 Annual Meeting of the Shareholders of the Fund was held at the offices of Nomura Asset Management U.S.A. Inc. at Two World Financial Center, Building B, New York, New York on August 16, 2012.  The purpose of the meeting was to transact such business as may properly come before the meeting or any adjournment thereof.

At the meeting, Rodney A. Buck and David B. Chemidlin were re-elected as directors of the Fund for a term expiring in 2015 and until their successors are elected and qualify.  Each received the affirmative vote of a majority of the outstanding shares of the Fund.

INDEPENDENT DIRECTORS

Biographical and other information relating to the non-interested Directors of the Fund is set out below.

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Fund Complex* Overseen	Other Public Directorships Held by Director
Rodney A. Buck (64)	Class III Director and Chairman of the Board	Director since 2006; Chairman of the Board since 2010
Owner, Buck Capital Management (private investment management firm) since 2005; Executive Vice President and Chief Investment Officer, National Life Group (insurance holding company) from 2000 to 2005; Chief Executive Officer, Sentinel Advisors Company (investment advisor) from 1996 to 2005
				2 registered investment companies consisting of 2 portfolios	None
E. Han Kim (66)	Class I Director	Director since 2010	Business Administration Professor at Ross Business School, University of Michigan since 1990; Advisor to CEO of Taubman Company since 2009; Advisor to CEO of POSCO from 2008 to 2009.	2 registered investment companies consisting of 2 portfolios	KT Corporation (formally Korea Telecom)
David B. Chemidlin (55)	Class III Director	Director since 2006	Corporate Controller, Advance Magazine Publishers, Inc. (d/b/a Conde Nast) since 1995.	2 registered investment companies consisting of 2 portfolios	None
Chor Weng Tan (76)	Class II Director	Director since 1993	Retired. Mr. Tan’s professional career spans more than 30 years in engineering management and education, including service for 12 years as Dean of the School of Engineering at The Cooper Union.	2 registered investment companies consisting of 2 portfolios	None

*	In addition to the Fund, the “fund Complex” includes Japan Smaller Capitalization Fund, Inc.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Committees and Directors’ Meetings.  The Board of Directors has a standing Audit Committee, a standing Nominating Committee, and a standing Governance and Compliance Committee, each of which consists of the Directors who are not “interested persons” of the Fund within the meaning of the 1940 Act and are “independent” as defined in the New York Stock Exchange listing standards.  Currently, Messrs. Buck, Chemidlin, Kim and Tan are members of these Committees.  The Fund has no standing Compensation Committee.  The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

During the fiscal year ended October 31, 2012, the Board of Directors held eight meetings, the Audit Committee held two meetings and the Nominating Committee held one meeting.  Each incumbent Director attended at least 75% of the aggregate number of meetings of the Board of Directors held during the period for which he served and, if a member, of the aggregate number of meetings of the Audit and Nominating Committees held during the period for which he served.

KOREA EQUITY FUND, INC.

SUPPLEMENTAL SHAREHOLDER INFORMATION (Unaudited)

Officers of the Fund.  Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.  Certain biographical and other information relating to the officers of the Fund is set out below:

Name, Address* and Age of Officers	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) or Employment During Past Five Years
Massashi Terachi (51)	President and Class II Director	President since April 2012
President of Nomura Asset Management U.S.A. Inc. (“NAM-USA”) and Nomura Global Alpha LLC (“NGA”) since April 2012; Managing Director of Nomura Asset Management Singapore Limited from 2010 to 2012; Regional Director of Nomura Asset Management Singapore Limited from August 2008 to 2010; Senior Manager of Nomura Asset Management Co., Ltd.  From 2007 to 2008.

Kenneth L. Munt (66)	Vice President	Vice President since 2001	Managing Director since 2006 and Secretary of NAM-USA since 1999.
Hiromichi Aoki (53)	Vice President	Vice President since 2011	Managing Director of NAM-USA since 2011; Managing Director and Head of Merchant Banking at Nomura International plc, London since 2006.
Rita Chopra-Brathwaite (43)	Vice President	Vice President since 2011	Executive Director of NAM-USA since 2010; Senior Vice President of NAM-USA from 2007 to 2010; Vice President of NAM-USA from 2001 to 2007.
Neil Daniele (52)	Secretary and Chief Compliance Officer	Secretary since 2002; Chief Compliance Officer since 2005
Chief Compliance Officer of NAM-USA since 2005 and Managing Director of NAM-USA since 2007; Senior Vice President of NAM-USA from 2002 to 2007; Chief Compliance Officer of NGA since 2008; Chief Compliance Officer of Nomura Corporate Research and Asset Management Inc. and Nomura Funds Research and Technologies America, Inc. since 2009.

Robert Kleinman (46)	Treasurer	Treasurer since November 2011	Executive Director, Controller and Treasurer of NAM-USA since 2008; Senior Vice President and Controller of Prospect Capital Corp. from 2007 to 2008; Director of Merrill Lynch & Co. from 2006 to 2007.
Amy J. Marose (35)	Assistant Treasurer	Assistant Treasurer since November 2011	Vice President of NAM-USA since 2009; Senior Manager at Deloitte & Touche LLP from 2007 to 2009; Manager at Deloitte & Touche LLP from 2005 to 2007.

*	The address of each officer listed above is Two World Financial Center, Building B, New York, New York 10281.
**	Elected by and serves at the pleasure of the Board of Directors.

KOREA EQUITY FUND, INC.

REVIEW OF THE FUND’S MARKET PRICE COMPARED TO NET ASSET VALUE (Unaudited)

Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value.  Although the shares of the Fund have traded at such a premium, they also have traded at a discount from (“NAV”).

Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund’s shares.  The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders’ overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount.  During July and August, 2010, in accordance with a Discount Management Plan announced by the Board of Directors of the Fund on June 3, 2010, the Fund conducted open market share repurchases on the New York Stock Exchange and repurchased 149,609 shares of its common stock for an aggregate purchase price of $1,483,505.

On December 17, 2010, the Fund completed a tender offer for up to approximately 20 percent of its outstanding shares of common stock.  The tender offer was made pursuant to an enhanced Discount Management Plan adopted by the Board of Directors of the Fund in August 2010.  The enhanced Discount Management Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer between 5 and 15 percent of its outstanding shares.

On March 5, 2012, the Fund completed a tender offer for up to 10 percent of its outstanding shares.  The Fund purchased 1,082,292 shares of common stock, the maximum number of shares covered by the offer, at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  The total purchase price paid to shareholders was $11,180,076.

The Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.  To date, the Board of Directors has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or to have interval fund status.  As a “country fund,” the Fund’s NAV is more volatile than might be the case for a fund with a broader investment focus.  The Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent sometimes extreme volatility of the financial markets in South Korea supports their view.  Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund’s ability to pursue its investment objectives.  The Directors intend to continue to review, on a quarterly basis, the trading market for the Fund’s shares.

DIVIDEND REINVESTMENT PLAN

The Dividend Reinvestment Plan (the “plan”) is available automatically for any holder of common stock with shares registered in his/her own name who wishes to purchase additional shares with income dividends or capital gains distributions received on shares owned, unless such shareholder elects to receive all dividends and capital gain distributions in cash, paid by check and mailed to the shareholder.  If a shareholder holds shares in his/her own name, communications regarding the Plan should be addressed to the plan agent, Computershare Trust Company, N.A. (the “Plan Agent”), P.O. Box 43078 Providence, RI 02940-3078.  Under the Plan, shareholders appoint the Plan Agent to reinvest dividends and distributions in shares of the Fund.  Such shares will be acquired by the Plan Agent for shareholders either through open market purchases if the Fund is trading at a discount or through the issuance of authorized but unissued shares if the Fund is trading at net asset value or a premium.  If the market price of a share on the payable date of a dividend or distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each shareholder receiving shares in lieu of cash dividends or distributions will be determined by dividing the amount of the cash dividends or distributions to which such shareholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date.  If the market price of a share on such distribution date is below the net asset value per share, the number of shares to be issued to such shareholders will be determined by dividing such amount, less brokerage commission, by the per share market price.

Purchases will be made by the Plan Agent from time to time on the New York Stock Exchange (the “Exchange”) or elsewhere to satisfy dividend and distribution investment requirements under the Plan.  Purchases will be suspended on any day when the closing price (or the mean between the closing bid and ask prices if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share.  If on the dividend payable date, purchases

KOREA EQUITY FUND, INC.

DIVIDEND REINVESTMENT PLAN - (Continued)

by the Fund are insufficient to satisfy dividend or distribution investments and on the last trading day immediately preceding the dividend payable date the closing price or the mean between the closing bid and ask prices of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by shareholders have been completed or the closing price or the mean between the bid and ask prices of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares.  If on the last trading day immediately preceding the dividend payable date, the closing price or the mean between the bid and ask prices of the shares is higher than the net asset value per share and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares.  There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend investment requirements.  However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund’s open market purchases of shares.  In each case, the cost per share of shares purchased for each shareholder’s account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.  For the fiscal year ended October 31, 2012, the Fund did not purchase any shares in the open market or issue any new shares for dividend reinvestment purposes.

Shareholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan.  To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in such Plan.  Shareholders that participate in the Plan holding shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.  Shareholders who are participating in the Plan may withdraw from the Plan at any time.  There will be no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin it at any time.  Changes in participation in the Plan should be made by contacting the Plan Agent if the shares are held in the shareholder’s own name and must be in writing and should include the shareholder’s name and address as they appear on the account registration.  If the shares are held in the name of a broker or other nominee, such person should be contacted regarding changes in participation in the Plan.  Upon withdrawal from the Plan, the Plan Agent will deliver to the shareholder a certificate or certificates for the appropriate number of full shares and a cash payment for any fractional shares.  In lieu of receiving a certificate, the shareholder may request the Plan Agent to sell part or all of the shareholder’s shares at the market price and remit the proceeds to the shareholder, net of any brokerage commissions.  A $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination.  An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash.  An election will be effective only for a dividend or distribution if it is received by the Plan Agent not less than 10 days prior to such record date.

The Plan Agent will maintain all shareholders accounts in the Plan, and furnish written confirmation of all transactions in such account, including information needed by shareholders for tax records.  Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

The automatic reinvestment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends.  Shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend.  There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.  All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent at Computershare Investor Services, P.O. Box 43078, Providence, RI 02940-3078.

SHAREHOLDER ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund’s transfer agent, Computershare Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

KOREA EQUITY FUND, INC.

Board Review of the Management,
Investment Advisory and Investment Sub-Advisory Agreements

The Board of Directors of the Fund (the “Board”) presently consists of five directors, four of whom are independent, or non-interested, directors (the “Independent Directors”).  The Board considers matters relating to the Fund’s management and investment advisory agreements throughout the year.  On an annual basis, the Board specifically considers whether to approve the continuance of these agreements for an additional one-year period.  The specific agreements (the “Agreements”) consist of the Fund’s management agreement with Nomura Asset Management U.S.A. Inc. (the “Manager”), the investment advisory agreement between the Manager and its parent, Nomura Asset Management Co., Ltd. (the “Investment Adviser”), and investment sub-advisory agreements between the Investment Adviser and two affiliated advisers, Nomura Asset Management Hong Kong Limited and Nomura Asset Management Singapore Limited (the “Investment Sub-Advisers”).

The Board, including its Independent Directors, most recently approved the continuance of the Agreements at a meeting held on August 16, 2012.  In connection with their deliberations at that meeting and at a separate meeting of the Independent Directors held on August 2, 2012, the Independent Directors received materials that included, among other items, information provided by the Manager regarding (i) the investment performance of the Fund, performance of other investment companies and performance of the Fund’s benchmark, (ii) expenses of the Fund and the management fee paid by the Fund to the Manager, the advisory fee paid by the Manager to the Investment Adviser and the sub-advisory fees paid by the Investment Adviser to the Investment Sub-Advisers, (iii) advisory fees charged by the Manager and the Investment Adviser to comparable accounts and (iv) the profitability of the Agreements to the Manager, the Investment Adviser and the Investment Sub-Advisers.  The Independent Directors sought and received additional information from the Investment Adviser.  The Independent Directors were advised by, and received materials (including a detailed memorandum reviewing the applicable legal standards and factors taken into account by the Supreme Court and other relevant court decisions) from their independent counsel in considering these matters and the continuance of the Agreements.

In considering the continuance of the Agreements at the meeting held on August 16, 2012, the Board, including the Independent Directors, did not identify any single factor as determinative.  Matters considered by the Directors in connection with their review of the Agreements included the following:

The nature, extent and quality of the services provided to the Fund under the Agreements.  The Board considered the nature, extent and quality of the services provided to the Fund by the Manager and the Investment Adviser and the resources dedicated by the Manager and the Investment Adviser.  These services included both investment advisory services and related services such as the compliance oversight, accounting, and administrative services provided by the Manager.  Based on its review of all of the services provided by the Manager and the Investment Adviser, the Board, including the Independent Directors, concluded that the nature, extent and quality of these services supported the continuance of the Agreements.

Investment performance.  The Board considered performance information provided by the Manager regarding the Fund’s investment performance over a number of time periods, including the one-year, three-year and five-year periods recently ended.  In response to requests by the Independent Directors, the Manager provided information about the performance of the Fund compared to the Fund’s benchmark index, data on the Fund’s expense ratio and components thereof, and comparative fee, expense ratio and performance information for other funds investing primarily in Korean securities.  At the request of the Independent Directors, the

KOREA EQUITY FUND, INC.

Board Review of the Management,
Investment Advisory and Investment Sub-Advisory Agreements - (Continued)

Manager also provided supplemental information relating to performance, expense ratios, and fees of U.S. investment companies investing in equity securities of Asian and other non-U.S. issuers.  In connection with their review of investment performance, the Independent Directors observed that the Fund’s performance had been more volatile during certain periods than the performance of relevant indices and certain peer funds.  At the Independent Directors’ request, the Manager and the Investment Adviser provided supplemental information regarding the Fund’s performance, including an analysis of factors impacting its volatility, and reviewed this information with the Independent Directors.

The costs of the services to be provided and the profits to be realized by the Manager and its affiliates from their advisory relationships with the Fund.  The Board considered the fee payable under the Fund’s management agreement in connection with other information provided for the Directors’ consideration.  The Manager and its affiliates also act as advisers to additional investment companies registered under the Investment Company Act of 1940 and the Board of Directors of the Fund compared the advisory arrangements and fees for these companies.  The Board also considered information provided by the Manager regarding fees charged by the Manager and its affiliates to institutional accounts and other investment companies having investment objectives similar to the Fund’s investment objective.  The Board of Directors of the Fund recognized that the nature of the services provided by the Manager and the Investment Adviser to other investment vehicles and separate accounts differed from the range of services provided to the Fund.

The Manager also provided the Board with information prepared by the Manager and the Investment Adviser indicating the profitability of the Agreements to these respective advisors.  The Independent Directors reviewed this information with the Manager and requested and received certain supplemental information from the Manager, which presented information regarding methodologies used to allocate expense in considering the profitability of the Agreements to the Manager and the Investment Adviser.

After reviewing the information described above, the Independent Directors concluded that the management fee proposed to be charged to the Fund was reasonable and the profitability of the Agreement to the Manager and the Investment Adviser support the continuance of the Agreements.

Economies of scale.  The Board also considered whether the Manager realizes economies of scale as the Fund grows larger.  The Board also noted the reduction in the contractual rate of the management fee that became effective several years ago and observed that the fee is competitive with fees of peer funds at this time.

Based on an evaluation of all factors deemed relevant, including the factors described above, the Board, including each of the Independent Directors, concluded that each of the Agreements should be continued through August 31, 2013.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
E. Han Kim
Chor Weng Tan
Masashi Terachi

OFFICERS
Masashi Terachi, President
Kenneth L. Munt, Vice President
Hiromichi Aoki, Vice President
Rita Chopra-Brathwaite, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Robert Kleinman, Treasurer
Amy J. Marose, Assistant Treasurer

MANAGER
Nomura Asset Management U.S.A. Inc.
Two World Financial Center, Building B
New York, New York 10281
Internet Address
www.nomura.com

INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong

Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P. O. Box 43078
Providence, RI 02940-3078

COUNSEL
Sidley Austin llp
787 Seventh Avenue
New York, New York 10019

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young llp
5 Times Square
New York, New York 10036

KOREA EQUITY FUND, INC.
TWO WORLD FINANCIAL CENTER, BUILDING B
NEW YORK, NEW YORK 10281
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information.  This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.
KOREA Equity Fund, Inc. ANNUAL REPORT OCTOBER 31, 2012

ITEM 2.  CODE OF ETHICS

(a)
        As of October 31, 2012, the Registrant had adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)
        There were no amendments during the fiscal year ended October 31, 2012 to a provision of the code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)	Not applicable.
(e)	Not applicable.
(f)
A copy of the Registrant’s code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, is attached as an exhibit. A copy of the code of ethics will be provided upon request at no charge by contacting the Registrant's Chief Compliance Officer at (212) 661-1873 or via post request addressed to:  Nomura Asset Management U.S.A. Inc., 2 World Financial Center, Building B, 18th Floor, Attn:  Chief Compliance Officer, New York, NY 10281.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board of Directors has determined that David B. Chemidlin, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.  This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board of Directors; nor will it reduce the responsibility of the other Audit Committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees for the Registrant were $41,500 and $63,600 for the fiscal years ended 10/31/12 and 10/31/11, respectively.

(b) Audit-Related fees for the Registrant were $20,000 for the fiscal years ended 10/31/12 and 10/31/11.  There were $10,000 in fees related to the issuer tender offer completed in March 2012 and $10,000 in fees related to the issuer tender offer completed in December 2010.  There was $10,000 for review procedures performed in connection with the Registrant’s semiannual reports for the fiscal years ended 10/31/12 and 10/31/11.

In addition, there were no Audit-Related fees billed in the fiscal years ended 10/31/12 and 10/31/11 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the fiscal years ended 10/31/12 and 10/31/11, respectively.

(c) Tax Fees for the Registrant were $8,500 and $11,900 for the fiscal years ended 10/31/12 and 10/31/11, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely registered investment company qualification review and tax distribution and analysis planning rendered by Ernst & Young LLP (“E&Y”) to the Registrant.

There were no fees billed for tax services by E&Y to service affiliates for the fiscal years ended 10/31/12 and 10/31/11, respectively, that required pre-approval by the Audit Committee.

(d) All Other Fees for the Registrant were $10,600 and $10,600 for the fiscal years ended 10/31/12 and 10/31/11, respectively. These amounts represent procedures performed in connection with the review of the Registrant’s filings with the Osaka Securities Exchange.

(e) (1) The Charter for the Audit Committee of the Registrant requires the Audit Committee (a) to preapprove all auditing services to be provided to the Registrant by the Registrant’s independent accountants; (b) to preapprove all non-audit services, including tax services, to be provided to the Registrant by the Registrant’s independent accountants in accordance with the Securities Exchange Act of 1934, as amended (the “1934 Act”); provided, however, that the preapproval requirement with respect to the provision of non-audit services to the Registrant by the Registrant’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act; and (c) to preapprove non-audit services to be provided to the Registrant’s investment adviser (and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(f) Not applicable.

(g) Non-audit fees billed by E&Y for services rendered to the Registrant and Nomura Asset Management U.S.A., Inc. (“NAM-USA”) and any entity controlling, controlled by, or under common control with NAM-USA that provides ongoing services to the Registrant were $5.9 million and $4.8 million for the fiscal years ended 3/31/12 and 3/31/11, respectively.  These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services and non-audit related services rendered by E&Y to service affiliates.

(h) The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

(a)
The Registrant’s Board of Directors has a standing Audit Committee, which consists of the Directors who are not “interested persons” of the Registrant within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  Currently, Messrs. Rodney A. Buck, E. Han Kim, David B. Chemidlin and Chor Weng Tan are members of the Audit Committee.

(b)           Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The Registrant’s investments in securities of unaffiliated issuers as of 10/31/12 are included in the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy NOMURA ASSET MANAGEMENT April 1, 2012

1.	General Policy

Nomura Asset Management Co., Ltd. and its investment advisory subsidiaries (collectively, “Nomura Asset Management”) serve as the investment adviser to a wide range of clients, including pooled investment vehicles. This Policy reflects our duty as a fiduciary under various regulations to vote proxies in the best interests of our clients. In fulfilling our obligations to clients, Nomura Asset Management will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. We will engage companies in which we invest on behalf of our clients on our “Principles on Corporate Governance of Portfolio Companies” in order to enhance our mutual understanding and to seek changes in their company practice.

2.	Proxy Voting Guidelines

Nomura Asset Management will closely examine the voting agenda of a company that meets one or more of the conditions listed below. Where we believe that a specific agenda item is not n the best interests of shareholders, Nomura Asset Management will decide either to vote against or to abstain from voting on the item.

(1)
The company has violated the law, including engaging in criminal activities or fraudulent accounting practices. We have determined that the company has engaged activities that are inconsistent with overarching principles of corporate governance, including those related to social, ethical and environmental issues. However, we do not exercise our proxy voting rights solely as a means to address specific social or political issues, irrespective of investment returns of the company.

(2)	The auditor’s opinion on the company is qualified (for Japanese equity securities).

(3)	The company’s disclosure is determined to be inadequate, and therefore, deemed harmful to shareholders’ interests.

(4)	The company continuously reports sluggish business performance and poor investment returns, and where we consider management’s efforts for improvement to be inadequate.

(5)	The company accumulates a large amount of financial assets which we believe are not used effectively and/or are not distributed to shareholders adequately.

(6)	The company’s business and financial strategies are deemed to be not in the best interest of shareholders.

(7)	The composition and/or size of the company’s board of directors or the composition of its statutory auditors is deemed to be inadequate, and not in the shareholders’ best interests.

(8)	Extraordinary agenda items, such as amendments to the company’s articles of incorporation, which we determine not to be in shareholders’ best interests.

3.	Positions on Specific Issues

The issues discussed below are not exhaustive and do include all potential voting issues. Because voting issues and the circumstances of individual companies are so varied, there may be instances when Nomura Asset Management may not vote in strict adherence to the Policy.

(1)	Election of Directors

Nomura Asset Management votes in favor of candidates for a company’s board of directors that are nominated by the company’s management when it is determined that such candidates would best serve shareholders’ best interests.

The size of the board should be adequate and appropriate considering the nature of the company’s business and its scale.

If the company’s business performance remains sluggish over a long period and little remedial effort is apparent, or if the company is found to have engaged in any activities that raise corporate governance concerns, including social misconduct, or any activity that we deem is not in the best interest of shareholders, we will carefully assess the qualifications of the directors who have served during the said period or at the time of such activity in voting on their reelection.

In principle, we vote for the election of outside directors, taking into account the competence and experience of the candidates.

We will evaluate proposals advocating classification or staggered board of directors on a case-by-case basis. We would oppose such a proposal if we determine that it raises corporate governance concerns.

Because the outside directors of Japanese companies that have adopted the committee system play an especially crucial role in each of the three committees (the nominating, compensation, and audit committees) we pay special attention to the directors’ qualifications, such as their independence. Companies have transferred the decision-making for many important matters, such as disposition of profits, from shareholders to the executive officers and the board of directors of the company. In consideration of this fact, the qualifications of a director for such office are judged upon careful review of and thorough assessment of the board of directors.

(2)	Election of Auditors

Auditors are expected to be qualified to audit the business of directors on behalf of shareholders, and are expected to function adequately for that purpose.

Where the company has engaged in activities that raise corporate governance concerns, including social misconduct, or have engaged in illegal activity in which an auditor is found responsible for any part thereof, or determined to have failed to fully perform his/her duties, we will vote against the reelection of the auditor.

It is desirable that outside auditors are independent of management. It is not desirable to have the audit committee composed of outside auditors all of whom lack independence. Where a reduction in the number of auditors is proposed, there should be proper justification for such a reduction.

(3)	Executive Compensation

Nomura Asset Management votes for management compensation plans that in its view, are reasonable, especially equity-based compensation plans that are aligned with the long-term interests of the company’s shareholders. However, we vote against plans that we believe are inconsistent with or inequitable compared to the company’s overall financial condition, or that would substantially dilute the interests of shareholders.

When a company is discovered to have engaged in social misconduct, we expect to see corrective measures reflected in management’s compensation.

It is desirable for the company to disclose management’s compensation so that shareholders can determine whether or not it is fair and reasonable.

(4)	Stock Option

In principle, we vote for stock option plans when the conditions of the plan, such as eligibility and its scale, are properly set forth for the purpose of promoting the incentives of the executives and employees. However, we vote against such plans when the conditions are deemed to be improper.

(5)	Capital Policy

(1)	Distribution policy

In deciding on distributions to its shareholders, the company should ensure that such distributions are consistent with its long-term investment plan. While we view the acquisition of the company’s own stock positively as a means to enhance the company’s value, it is always necessary to determine whether this is the most appropriate distribution method for the sake of the company’s long-term capital structure.

(2)	Change in number of authorized shares

An increase in the number of authorized shares is required for a variety of legitimate business purposes, including financing, stock splits, corporate reorganizations, or debt for equity exchanges. Nomura Asset Management will vote for a company’s proposed increase in the number of authorized shares unless it is considered a special circumstance proposal. Such proposals are assessed on a case-by-case basis.

(3)	Issuance of preferred and other classes of shares

Nomura Asset Management will carefully scrutinize proposals with respect to the issuance of shares in special cases, such as to authorize the board of directors to issue preferred shares with discretion to determine such conditions as voting rights, conversion, dividend and transferability (“Blank Check” Preferred Shares). We recognize that while such classes of shares are generally issued for financing purposes, they could hinder growth in shareholder value.

(6)	Corporate Actions

(1)	Mergers, acquisitions and other corporate restructurings

Nomura Asset Management reviews all proposals for mergers, acquisitions and other forms of corporate restructuring on a case-by-case basis by evaluating the financial impact on the company’s shareholders.

(2)	Anti-takeover measures

Nomura Asset Management will not vote, in principle, for proposals that make it more difficult for a company to be acquired by another company. We believe that anti-takeover measures can depress a company’s market value.

4.	Conflict of Interests

In exercising voting rights, material conflicts of interest may arise (for example, Nomura Asset Management may have a material business relationship with an issuer whose securities are held in client portfolios. and over which we have proxy voting discretion).

When such a material conflict of interest arises, Nomura Asset Management shall vote, in order to remain impartial in the exercising of proxy voting rights, based on recommendations made by one or more third-party proxy voting service vendors.

With respect to shares of Nomura Holdings, Inc. and its affiliated companies that are held in client portfolios, we shall seek advice from one or more third-party proxy voting service vendors.

Our approach in identifying and handling material conflicts of interest is more fully described in our policy document “Organizational Structure and Decision-Making Process for the Exercise of Proxy Voting Rights.”

5.	Other Considerations

(1)	Non-voting cases

Nomura Asset Management may be unable to vote or may determine to refrain from voting in certain circumstances. The following list, although not exhaustive, highlights some potential instances in which a proxy may not be voted:

(1)
Securities Lending: Various client accounts may participate in a securities lending program. Because title to loaned securities passes to the borrower, Nomura Asset Management will be unable to vote any security that is out on loan to a borrower on a proxy record date. If Nomura Asset Management has investment discretion, however, it may reserve the right to instruct the lending agent to recall the loaned security where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of recalling the security.

(2)
Share Blocking: Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depository. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. In such cases, we may not vote the effected shares.

(3)
Re-registration: In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent us from exercising its investment discretion to sell shares held in clients’ portfolios for a substantial period of time. The decision process in blocking countries as discussed above is employed in instances where re-registration is necessary.

(4)
Other Considerations: Lack of adequate information and untimely receipt of proxy materials may make it disadvantageous to vote proxies in every instance. In addition, we may not vote proxies in circumstances where the cost of voting the proxy outweighs the possible benefit to the client.

Principles of Corporate Governance for Portfolio Companies

NOMURA ASSET MANAGEMENT

July 1, 2011

１．Purpose of the Principles

NOMURA ASSET MANAGEMENT believes it is important for companies to manage their business operations with due consideration for shareholders’ interests and to enhance long-term enterprise value. In order to achieve this, it is crucial for a company’s corporate governance to function adequately. As an investment manager, we have established basic corporate governance principles (described below) that we look for in companies held within the portfolios that we manage.

We monitor the business operations of companies in which we invest to ensure consistency with these principles. We believe companies that follow these principles will operate their businesses with autonomy in a way that enhances shareholders’ interests and enterprise value over the long term.

２．Corporate Social Responsibilities

NOMURA ASSET MANAGEMENT believes that companies can enhance their long-term enterprise value if they judge and act in a proper manner as corporate citizens. The process known as “Compliance Management” works as a premise for companies to make proper judgments and take appropriate action. Aspects of corporate behavior that should be monitored under “Compliance Management” include not only laws and regulations, but also commonly agreed practices, societal norms, and even internal rules and regulations.

Moreover, we believe that a company’s “proper” efforts in relation to issues that are included within the “ESG” framework, such as global environmental and social issues will lead to enhanced long-term enterprise value.

３．Ideal Form of Corporate Governance

NOMURA ASSET MANAGEMENT believes the following requirements should be met for the corporate governance practices of a company to enhance long-term enterprise value:
①	The board consists of an adequate number of directors qualified for rendering proper business judgments and effective functioning.
②	The statutory auditors and the audit committee are qualified to audit the activities of the business and function effectively.
③	Where the board of directors has designated committees of the board to carry out specific functions, each committee shall consist of qualified members and operate with independence.
④	Executive compensation is well balanced and consistent with long-term enterprise

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value creation, and appropriate management incentives are in place.
⑤	Corporate governance systems are in place to ensure sufficient internal control in terms of compliance and internal auditing.

４．Accountability through Disclosure

NOMURA ASSET MANAGEMENT will request that companies uphold their accountability through timely and proper public disclosure in order for us to monitor their corporate governance. We will request sufficient disclosure and explanation as well as corrective measures with respect to any illegal or antisocial activity if any.

5．Dialogue with Companies

NOMURA ASSET MANAGEMENT, as an investment manager, will establish dialogue with the companies in which it invests regarding their efforts to manage or improve corporate governance issues. This ongoing dialogue with companies allows us to evaluate the status of company’s corporate governance and sustainability, and to confirm the realization of warranted enterprise value.

Where no continued appreciation of enterprise value is recognized in a company, or where the company’s business performance or investment return has been sluggish, we will engage with the company to promote investors’ (beneficiaries’) interests by demanding that the company adopts corrective measures.

6.  Exercise of the Voting Rights

NOMURA ASSET MANAGEMENT will set up proxy voting policy in a manner consistent with the corporate governance principles stated above. We will vote proxies in accordance with the policy, and are ready to disclose voting results.

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ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) As of October 31, 2012, Mr. Shigeto Kasahara acts as the Registrant's lead portfolio manager.  Mr. Kasahara has served as a portfolio manager of the Registrant since April 2005. He previously served as a portfolio manager specializing in Pacific Basin ex-Japan Equities at Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) from 2002 to 2004. He has been a portfolio manager at Nomura Asset Management Singapore Limited (“NAM-Singapore”) since 2004. The portfolio manager is primarily responsible for the day-to-day portfolio management of the Registrant.  He oversees investment decisions and activities and reviews research analysis.

      (2) As of October 31, 2012, Mr. Kasahara was primarily responsible for the day-to-day portfolio management for the Registrant, for 3 other pooled investment vehicles that are not registered investment companies under the 1940 Act (with total assets of USD $225.9 million as of October 31, 2012) and for 1 other account (with total assets of US $99 million as of October 31, 2012). None of the investment advisory fees with respect to these accounts is based on the performance of the account. Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager's time and attention among relevant accounts and (iii) circumstances where the Registrant's investment adviser has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

      (3) As of October 31, 2012, the portfolio manager receives a combination of base compensation and discretionary compensation consisting of a cash bonus. The methodology used to determine the portfolio manager's compensation is applied across all accounts managed by the portfolio manager. Generally, the portfolio manager receives fixed salary compensation based on his duties and performance. The amount of base salary is reviewed annually after completion of the formal performance appraisal process. In order to appraise the portfolio manager's performance, certain measures are used, such as a review of his specialties and expertise, a review of his capabilities to achieve assigned duties and a review of his management and communication skills. In addition to base compensation, the portfolio manager may receive discretionary compensation in the form of a cash bonus. The bonus, which is paid semi-annually, is based on both quantitative and qualitative scores. The quantitative score is determined prior to payment based on the performance of the portfolio manager's accounts. The quantitative scoring for purposes of the bonus comprises 60 to 80 percent of the performance appraisal measurement. As indicated above, Mr. Kasahara is responsible for multiple accounts. The quantitative scoring generally takes into account the performance of each of these accounts, on a pre-tax basis over the average of the most recent one-year and three-year periods, compared against benchmarks established for such accounts during the same periods. In evaluating the performance of the Registrant, NAM-Singapore utilizes the performance of the Korea Composite Stock Price Index (KOSPI) as the benchmark.   The qualitative score is determined by analyzing the quality of the portfolio manager's contribution to the Registrant's investment adviser, focusing primarily on the contribution to the management of the investment team and to client service and marketing. While the bonus can range up to 100 percent or more of base salary, the Registrant's investment adviser has indicated that cash bonuses typically represent approximately 20 to 40 percent of its portfolio managers' aggregate cash compensation. For relatively highly paid employees, a part of the discretionary bonus compensation is deferred in accordance with the Nomura corporate wide mandatory deferral program.

      (4) As of October 31, 2012, the portfolio manager did not own beneficially any securities issued by the Registrant.

(b) Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)  Not applicable.

(b)  Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The principal purpose of the Registrant's Nominating Committee is to select and nominate the Directors of the Registrant. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as independent directors, their independence from the Registrant's manager and its affiliates and other principal service providers.

The Nominating Committee will consider potential director candidates recommended by Registrant’s shareholders, taking into account the same criteria applied to candidates identified by the Nominating Committee; provided that the proposed candidates are not “interested persons” of the Registrant as defined in Section 2(a)(19) of Investment Company Act of 1940 and are “independent” as defined by the applicable independence requirements of any stock exchange on which the Registrant’s shares are listed.  The Committee has determined that potential director candidates recommended by Registrant’s shareholders must satisfy the Securities and Exchange Commission’s (“SEC”) nominee requirements found in Regulation 14A of the 1934 Act.  Shareholders recommending potential director candidates must substantiate compliance with certain requirements at the time of submitting their proposed director candidate to the attention of the Registrant’s Secretary.

The Nominating Committee meets annually to identify and evaluate nominees for Director and makes its recommendations to the Board.  In identifying and evaluating a potential nominee to serve as an independent Director of the Registrant, the Nominating Committee will consider the following criteria:  (i) the individual must not be an "interested person" of the Registrant and must be disinterested in terms of both the letter and spirit of the 1940 Act; (ii)  the individual must have  the integrity, independence of mind and personal qualities to fulfill the fiduciary duties of an Independent Director of the Registrant and to protect the interests of the Registrant’s shareholders; (iii) the candidate must have substantial expertise, experience or relationships relevant to the business of the Registrant, and/or knowledge of investments and finance (knowledge of and experience in the Asia Pacific region are desirable); (iv)  the candidate should add to the balance of knowledge, experience, skills, expertise and diversity of the Board of  Directors as a whole; and (v) the candidate should have the ability to attend at least four in-person regular meetings per year and to be available to participate by teleconference in meetings of the Board and periodic special meetings of the Registrant which may be called upon short notice.  The candidate should be willing and able to travel to Asia to meet with portfolio management teams.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1)	Code of Ethics.
(a)(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2a under the 1940 Act are attached hereto as an exhibit.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES
________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:   /s/ Masashi Terachi
Masashi Terachi, President
(Principal Executive Officer)

Date:           January 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Robert Kleinman
Robert Kleinman, Treasurer
(Principal Financial Officer)

Date:           January 2, 2013